Management Presentation March 2023 Exhibit 99.2

Disclaimer…(1/2) This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reﬂecting our current views with respect to, among other things, our operations, our ﬁnancial performance, our industry, the impact of the COVID-19 global pandemic on our business, and other non-historical statements including the statements in the “Financial Outlook” section of this presentation. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Certain statements in this presentation concerning our future growth prospects, financial expectations and plans for navigating the COVID-19 impact on our employees, clients and stakeholders are forward-looking statements intended to qualify for the 'safe harbor' under the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding COVID-19 and the effects of government and other measures seeking to contain its spread, risks related to an economic downturn or recession in India, the United States and other countries around the world, changes in political, business, and economic conditions, fluctuations in earnings, fluctuations in foreign exchange rates, our ability to manage growth, intense competition in IT services including those factors which may affect our cost advantage, wage increases in India, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, our ability to manage our international operations, reduced demand for technology in our key focus areas, disruptions in telecommunication networks or system failures, our ability to successfully complete and integrate potential acquisitions, liability for damages on our service contracts, the success of the companies in which has made strategic investments, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, unauthorized use of our intellectual property and general economic conditions affecting our industry and the outcome of pending litigation and government investigation. Additional risks that could affect our future operating results are more fully described in our United States Securities and Exchange Commission filings. These filings are available at www.sec.gov. Aeries may, from time to time, make additional written and oral forward-looking statements, including statements contained in the Company's filings with the Securities and Exchange Commission and our reports to shareholders. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company unless it is required by law. This presentation includes certain ﬁnancial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including Net Income, Net Income Margin, Earnings Per Share, EBITDA, and EBITDA Margin, which are used by management in making operating decisions, allocating ﬁnancial resources, and internal planning and forecasting, and for business strategy purposes, have certain limitations, and should not be construed as alternatives to ﬁnancial measures determined in accordance with GAAP. The non-GAAP measures as deﬁned by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaﬀected by other unusual or non-recurring items. Because GAAP ﬁnancial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable eﬀort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons, we are unable to address the probable signiﬁcance of the unavailable information, which could be material to future results. This presentation includes market and industry data and forecasts that we have derived from independent consultant reports, publicly available information, various industry publications, other published industry sources and our internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although we believe that these third-party sources are reliable, we do not guarantee the accuracy or completeness of this information, and we have not independently veriﬁed this information. Some market data and statistical information are also based on our good faith estimates, which are derived from management’s knowledge of our industry and such independent sources referred to above. Certain market, ranking and industry data included elsewhere in this presentation, including the size of certain markets and our size or position and the positions of our competitors within these markets, including our services relative to our competitors, are based on estimates of our management. These estimates have been derived from our management’s knowledge and experience in the markets in which we operate, as well as information obtained from surveys, reports by market research ﬁrms, our clients, suppliers, trade and business organizations and other contacts in the markets in which we operate and have not been veriﬁed by independent sources. References herein to our being a leader in a market or product category refer to our belief that we have a leading market share position in each speciﬁed market, unless the context otherwise requires. As there are no publicly available sources supporting this belief, it is based solely on our internal analysis of our sales as compared to our estimates of sales of our competitors. In addition, the discussion herein regarding our various end markets is based on how we deﬁne the end markets for our products, which products may be either part of larger overall end markets or end markets that include other types of products and services. Our internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that such information is reliable, we have not had this information veriﬁed by any independent sources. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders.

…Disclaimer (2/2) Use of Projections This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2020 through 2025. Neither WWAC’s nor Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Where You Can Find Additional Information This Presentation relates to a proposed business combination transaction among Worldwide Webb Acquisition Corp (“WWAC”) and Aark Singapore Pte Ltd (“AARK”) pursuant to which AARK and Aeries would become subsidiaries of WWAC, and WWAC would be renamed Aeries Technology, Inc. In connection with the proposed transaction, WWAC intends to file with the SEC a proxy statement to solicit shareholder approval of the proposed business combination (“proxy statement”). The definitive proxy statement (if and when available) will be delivered to WWAC’s shareholders. WWAC may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WWAC ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (if and when available) and other documents that are filed or will be filed with the SEC by WWAC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WWAC will be available free of charge at Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097, attention: Chief Executive Officer. Participants in the Solicitation WWAC and its directors and executive officers are participants in the solicitation of proxies from the shareholders of WWAC in respect of the proposed transaction. Information about WWAC’s directors and executive officers and their ownership of WWAC’s Class A ordinary shares is set forth in WWAC’s Annual Report on Form 10-K for the partial-year ended December 31, 2021 filed with the SEC on April 1, 2022, and as amended on August 24, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph. Aeries, Aark Singapore Pte Ltd and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of WWAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination. No Offer or Solicitation This Presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement or any other document that WWAC may file with the SEC or send to WWAC’s shareholders in connection with the proposed transaction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Executive Summary – Today's Presenters

AERIES

WWAC



P A Sudhir
Group Chief Executive Officer

30+ years experience in auditing, consulting, M&A, business setup and growth strategies. Member of the Managing Committee of ASSOCHAM and Co-Chairman of its National Council for Business Facilitation and Global Competitiveness



Ajay Khare
Chief Operating Officer – US, CRO

Extensive business operations experience and is responsible for client management, business development and operational delivery. Works closely with private equity firms and their portfolio companies for value creation.



Daniel Webb
CEO and Director

Previously a technology investment banker at Bank of America and Citi and private equity investor at HarbourVest Partners having worked on transactions totaling approximately $40 billion in transaction value for disruptive technology companies

4

Aeries Scores 10/10 on all Acquisition Criteria Market Leading Platform with Differentiated Product Offering Large and Addressable Market Attractive Unit Economics Data Directed Decision Making Purpose-Driven with High Ethical Standards Visionary Management Team with Proven Track Record Accelerating Growth Drivers Sustainable Growth Opportunity 1 2 3 4 5 6 7 8

Transaction Summary

Transaction Overview

- Worldwide Webb Acquisition Corp. (Nasdaq: WWAC) intends to complete a business combination with Aark Singapore Pte Ltd, and its subsidiary ("Aeries Technology" or "Aeries"), a leading a global professional services and consulting partner for business leadership teams, private equity sponsors, and their portfolio companies
- 3.75mm bonus shares are set aside to reduce redemptions and raise capital
  - Bonus shares reduce the implied cost basis for investors that do not redeem. At 85% redemptions or above the implied cost basis is $4.84
- Aeries existing shareholders and management are rolling 100% of their equity into the transaction

Illustrative Pro Forma Valuation

	No Bonus Shares 0% Redemptions	3.75mm Bonus Shares 85% Redemptions
Total shares outstanding	65.0	54.5
Implied investor cost basis /share	$10.10	$4.84
Equity value	**$656**	**$264**
Less: net cash	(265)	(68)
Total enterprise value	**$391**	**$196**

Illustrative Sources and Uses

	$10.10 / Share No Bonus Shares 0% Redemptions	$4.84 / Share 3.75mm Bonus Shares 85% Redemptions
SPAC cash in trust	$232	$35
Additional capital (1)	50	50
Aeries rollover equity	346	166
Sponsor promote - anchor investors	13	6
Bonus shares at $0/share	0	0
Sponsor promote - founder shares	15	7
Total Sources	**$656**	**$264**
Cash to Balance Sheet	$269	$72
Transaction fees	13	13
Aeries rollover equity	346	166
Sponsor promote - anchor investors	13	6
Bonus shares at $0/share	0	0
Sponsor promote - founder shares	15	7
Total Uses	**$656**	**$264**

Illustrative Pro-Forma Ownership

	$10.10 / Share No Bonus Shares 0% Redemptions	$4.84 / Share 3.75mm Bonus Shares 85% Redemptions
New Investors	45%	34%
WWAC Sponsor	2%	3%
Existing Rollover Equity	53%	63%
Total	**100%**	**100%**

- Note: Bonus Shares may be used to incentivize non-redemption agreements, additional capital raised in connection with the transaction, extensions or other capital raising purposes. This analysis assumes 3.75mm bonus shares are used for non-redemptions, but they can be used for other purposes. The $4.84 / share scenario assumes additional capital is raised at $4.84 per share. The $10.10 / share scenario assumes additional capital is raised at $10.10 per share. Pro forma share count excludes the potential earnout by the sponsor. Cash in trust is dependent on redemptions. The sponsor gave 1.25mm founder promote shares to their anchor investors at IPO. The sponsor is further reducing their promote by canceling 1.5mm promote shares and subjecting 1.5mm shares to an earnout. Earnout requires $50mm+ to be raised in the transaction. If earned, the earnout will vest 1/3, 1/3, 1/3 at $12.00, $14.00 and $16.00 per share, respectively. Aeries net debt is estimated to be at signing $4mm. Values in millions except per share data. Ownership is pro-forma for exchange rights being exercised.

(1) We have not raised $50mm of additional capital. We will seek to do so in connection with the transaction.

6

Bonus Shares Are Being Issued To Incentivize Non-Redemption Note: Bonus Shares may be used to incentivize non-redemption agreements, additional capital raised in connection with the transaction, extensions or other capital raising purposes. This analysis assumes 3.75mm bonus shares are used for non-redemptions, but they can be used for other purposes Bonus shares effectively lower the cost basis for public investors that do not redeem at deSPAC 3.75mm bonus shares are set aside to reduce redemptions and raise capital Sponsor promote has been reduced to help fund bonus shares The table below gives the illustrative cost basis to investors based on non-redemption scenarios if 3.75mm bonus shares were given to non-redeeming shareholders

Key Stats

AERIES

RULE OF 70

54% Growth | 21% EBITDA Margin in CY23E
accelerating to rule of 90+ in CY24E

60%
Revenue CAGR
CY22E – CY24E

$51mm
CY22E Revenue

1.8%
Product led Growth
Average S&M as % of Revenue
in FY21 & FY22

Profitable!
Operating Cash Flow Positive
since 2013 (Year 2)

We Transform the Cost Structure of Our Customers
~65%
Annualized Customer Savings

Experienced and Tenured Employee Base
>1500
Hiring average 80+ per month
~700+ Engineers

We Are Experts at Scaling Quickly
2.2x
Increase in Hiring over FY 21

Strong Company Culture
8%
Average Annual Employee Churn since 2020

Our Employees Love Working at Aeries
94%
Employee Satisfaction Score

Our Customers Depend on Us
93
Net Promoter Score

8

Market Leading Platform with Differentiated Offering The Aeries Way The “Old Way” Tech-Enabled Services Aligned, innovative team Difficult and expensive tax and regulatory requirements Costly to quickly scale up or down Cannot benchmark best practices across multiple companies Flexible, less expensive labor pool Less innovation (no strategic alignment at senior levels, no visibility into operations beyond specific outsourced function) Not viewed as part of the team - breeds mismanagement, poor performance and burned-out staff Implementing strategic decisions with vendor is expensive, arduous, and slow Flexible and least expensive labor pool (NOTE: in our assessment, compared to leading technology outsourcing providers with India presence, our model is at least 30% more cost effective) Significant innovation through strategic alignment at senior levels and visibility across the organization Part of the team, with opportunity for promotion and recognition (career path progression) resulting into higher employee satisfaction and lower attrition Insulates from regulatory and tax issues Flexibility in scaling teams up or down as per changing business needs Deliver best practices with visibility to winning playbooks from multiple companies Disruptive model that delivers overall cost and operational efficiencies with the ability to deliver digital transformation solutions tailor made for customer’s growth strategy Inhouse Sourcing - Owned Subsidiary Outsourcing – Vendors ‘Purpose Built’ & ‘Future Ready’

Data Directed Decision Making PROVEN PROCESSES Documented processes across entire engagement lifecycle: Standardized Quotes, MSA, SoW Templatized Implementation Plans Customized Business Expansion Planning Process WELL DEFINED GOVERNANCE & COMMUNICATION MATRIX Transparent yet robust tracking and reporting mechanisms: Weekly Status Tracker Monthly Steering Committee Quarterly Business Reviews Escalation Matrices SOFTWARE & AUTOMATION Internally developed applications for operational excellence & support: Resource360 (Resource Utilization) Mitra Contracts (HR Onboarding) Book My Seat (Hybrid Office) Procure360 (Procurement Workflow) IT PROCESSES & STANDARDIZATION Certified customer data integrity & privacy policies in place: ISO 27001, PCI-DSS, SOC2 Type 2 compliance Adapted for Client Business - Data Privacy, Security Environment, DR / BCP

Land and Expand Approach STAGE 1 STAGE 2 STAGE 3 STAGE 4 Consulting BPM Services Digital Solutions - New Age Tech, Analytics, RPA, Automation, ERP, Tech Strategy Sales Cycle: ~3-4 months  Average Annual Contract Value (CY21 and CY22): ~$2.1 mm Initiation (3-4 Months) Ramp Up (4 – 5 months) Stabilization and Opportunities Expand Collaborate to help build Business Strategies & accelerate growth

Our Model Creates a Flywheel of Growth INNOVATION CUSTOMER EXPERIENCE ALIGNED TEAMS BETTER TALENT More value creation for stakeholders Lower cost structure Elevating our customers’ digital strategy to align with the ever-shortening business cycles and gain competitive advantage High Customer Satisfaction & Net Promoter's Score are a key ingredient in customer satisfaction and hence referrals Lower attrition vs industry, C-level client alignment, best practices sharing & employee growth Right fit and work culture ensures high E-SAT – leading to better talent acquisition and retention The cost economics and efficiencies that the “Aeries Way” delivers along with cost effective transformation Part of the playbook for value creation for Stakeholders e.g. PE & Portfolio Companies and subsequent network effects Details of each flywheel driver is in appendix

As other PE partners acquire our clients, we have the opportunity to show our strengths and gain new partners As key employees from clients move companies, they bring us in We have free organic growth as we get implemented into each new PE investment THE NETWORK EFFECT Strong Net Promoter Score helps us gain client referrals and testimonials   Value creation for Aeries stakeholders

Large and Addressable Market

AERIES

Bottom-Up TAM

~$420 Billion



PORTFOLIO COMPANIES of PE firms
TAM ~$34 Billion(a)
MID-MARKET COMPANIES
TAM ~$386 Billion(b)

Top-Down TAM

~$504 Billion(c)



Global IT Spend
$ 5.3 trillion
US IT Spend in 2022
(33% of global IT spend)
$ 1.8 trillion
Software + IT Business Services spend
$ 900 billion
IT Business Services spend
$ 504 Billion

NORTH AMERICAN IT SERVICES SPEND

TERMS:

- TAM = Total Available Market
- ACV = Average Contract Value
- *Subtracted 16K PE PortCos from # Mid-market Cos
- Mid-Market: 200-700 employees & <$100-$800 mm revenues

CALCULATIONS:

a) Total Portfolio Companies[1] x ACV[2] = 16K x $2.1mm = ~$34 Billion
b) Total mid-market companies[3] x ACV[2] = 184K* x $2.1mm = ~386 Billion
c) USA IT Spend [4] x Percentage Contribution of IT Business Services[5] = $1.8 trillion x 28%

SOURCE:

1: EY –AIC PE Economic Contribution Report May '21
2: Aeries Internal
3: Crunchbase
4 & 5: CompTIA – IDC Industry Outlook Report 2022

14

Sustainable Product Led Growth BUILDING ‘MOAT’ AROUND OUR BUSINESS MODEL Continue to build on success in PE community – expand NETWORK EFFECT Hiring dedicated senior industry professional, based in USA ACCELERATE CROSS & UPSELL Renewed focus on selling products & solutions to existing clients Vertical Heads & SET champion in place EXPAND INTO MID-MARKET ENTERPRISES Hiring dedicated Business Development Managers & Inside Sales Manager Rest of team in place to kick-start INORGANIC GROWTH Well crafted inorganic growth strategy – geography coverage, capabilities, service area mix, new age technology solutions and analytics Phase I – tuck in acquisitions Phase II – transformative acquisitions

Attractive Unit Economics – Improving LTV / CAC $1.7mm $0.17mm Customer Acquisition Cost Lifetime Value $2.3mm $0.14mm Lifetime Value Customer Acquisition Cost CY 21 and CY22 calculations are based on estimated financials LTV = Average Contract Value x Average Gross Margin x Average Contract Tenure CAC = Total S&M Cost / New Customers added in a year CY 21 CY 22 15.9x 10.1x

60% CAGR Notes: All figures in US$ Mm All figures are unaudited 32% y-o-y Growth Revenue Growth Drivers Next level of growth is secured by differentiated partnership approach geared towards strong & lasting relationships with client stakeholders, management and focus on New-age Tech Solutions and Digital Transformation leveraging on ready client access PRIVATE EQUITY RELATIONSHIPS Diversify Private Equity Investor Relationships to target Portfolio Companies REVENUE RETENTION High Visibility on Significant Ready Pipeline for Same Store Growth CUSTOMER ACQUISITION FRAMEWORK Focused investments in customer acquisition framework in the US EMERGING TECH REVENUES Augment emerging technology products, platforms and tailored scalable solutions leveraging client access SERVICE AREA EXPANSION Tech-based services expansion into diverse amenable functional areas INORGANIC GROWTH STRATEGY Well crafted inorganic growth strategy – geography coverage, capabilities, service area mix Note: CY23(E) and CY24(E) represent forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. See the disclaimer for our forward-looking statements The pre-adjusted financial information in this slide is prepared in accordance with local GAAP. Investors are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis.

EBITDA Growth & Increased Cash Flow Drivers Focus on digital driven, data-led new-age technology solutions help improve clients’ business outcomes and result into progressively higher operating margins for Aeries INCREMENTAL REVENUE GROWTH Focused efforts on Revenue augmentation (cross-sell and upsell) to lead profitable growth DIGITAL REVENUES (EMERGING TECH) Migration to digital transformation revenues help improve margins Notes: All figures in US$ Mm All figures are unaudited Note: CY23(E) and CY24(E) represent forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. See the disclaimer for our forward-looking statements The pre-adjusted financial information in this slide is prepared in accordance with local GAAP. Investors are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis.

Visionary Senior Executive Team with Proven Track Record

ΛERIES



Raman Kumar

Chairman & Managing Director

Accomplished serial entrepreneur with an established track record of building successful technology companies. Founder & former Chairman / CEO of NASDAQ-listed M*Modal.



P A Sudhir

Chief Executive Officer

30+ years experience in auditing, consulting, M&A, business setup and growth strategies. Member of the Managing Committee of ASSOCHAM and Co-Chairman of its National Council for Business Facilitation and Global Competitiveness



Unni Nambiar

Chief Technology Officer

Technology leader with 29 years of experience building enterprise, cloud & mobility products across diverse verticals. Passionate about building world class products using cutting edge technology innovations.



Ajay Khare

Chief Operating Officer – US, CRO

Extensive business operations experience and is responsible for client management, business development and operational delivery. Works closely with private equity firms and their portfolio companies for value creation.

2 DECADES OF WORKING TOGETHER!

CBaySystems WORLDCLASS ADVANTAGE

M*Modal

ΛERIES

CASHe

DeliverHealth

- Aeries leadership team, partnering with SAC PCG, played a critical role in **Creation of M-Modal (1998 – 2012)** - a Leading Global provider of clinical documentation, Advanced Speech Understanding™ and Natural Language Understanding™ technologies, Medical Coding, HIM Professional Services and Healthcare Analytics solutions. **Sold M-Modal for $1.1bn to One Equity Partners.**
- **Founded CASHe in 2016**, a digital lending platform. Incubated, developed and tested the AI powered engine and created the IP, which was built upon cutting edge proprietary technology and decisioning-engine led by a self-adaptive, scalable and modular AI platform leveraging social behavioral data from alternative sources.
- Partnered with a Private Equity Firm, AHP, **carved** out **DeliverHealth Solutions** from Nuance Communications in 2021 to create one of the largest provider of Healthcare tech-enabled services through an industry-leading "Healthcare Service Delivery Platform"

19

Comparable Companies Analysis

Comparable Companies Analysis Aeries is priced at a discount to peers despite having significantly higher growth and higher margins Bonus shares effectively lower the purchase price. Assuming 85% redemptions and 3.75mm bonus shares the entry multiple is 5.3x 2024 EBITDA Source; CapitalIQ , as of Feb 17,2023 Note: CY23(E) and CY24(E) represent forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. See the disclaimer for our forward-looking statements The pre-adjusted financial information in this slide is prepared in accordance with local GAAP. Investors are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis.

Value Based on Regression of Comparables

- The below represents a regression of CY'24 Revenue growth + CY'24 EBITDA margin vs. CY'24 EBITDA Multiple
- The 0.63 R^2 shows a strong correlation of a higher EBITDA multiple for higher revenue growth and EBITDA margin
- **Based on this regression of the comparables, the intrinsic enterprise value of Aeries is ~$1.74bn** (((67% CY'24 rev growth + 28% CY'24 EBITDA Margin)*50.797 – 1.1837)*$37mm CY'24 EBITDA)
- The enterprise value for the transaction is $391mm which represents a 78% discount. **Including bonus shares at 85% redemptions, the effective enterprise value for the transaction is $196mm which represents an 89% discount**



y = 50.797x - 1.1837
R² = 0.6255
Aeries
$1.74bn
95%, 47x
Tata Elxsi Limited
Persistent Systems Limited
Tata Consultancy Services Limited
Happiest Minds Technologies Limited
L&T Technology Services Limited
LTIMindtree Limited
ExlService Holdings, Inc.
Infosys Limited
EPAM Systems, Inc.
WNS (Holdings) Limited
Coforge Limited
Sonata Software Limited
Mphasis Limited
HCL Technologies Limited
Tech Mahindra Limited
Wipro Limited
Genpact Limited
CY'24 EBITDA Multiple
60.0x
50.0x
40.0x
30.0x
20.0x
10.0x
0.0x
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
CY'24 Revenue growth + CY'24 EBITDA

Source; CapitalIQ , as of Feb 17,2023

Note: CY23(E) and CY24(E) represent forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. See the disclaimer for our forward-looking statements

The pre-adjusted financial information in this slide is prepared in accordance with local GAAP. Investors are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis.

22

Appendix - Supporting Slides

Management Team Brian McCann Business Development Senior advisor to Aeries, an important contributor to our strategy to accelerate our growth plans with our focus on Private Equity firms and mid –sized businesses in the United States Narayan Shetkar Chief Strategy Officer 22 years of rich experience in Management Consulting & Investment Banking. He is responsible for supporting and executing the Inorganic growth strategy Jai Shankar Vishwakarma Product Development Over 18 years of experience across technology & building products. He has expertise on AI, ML, blockchain, quantum computing, AR/ VR along with a large variety of tech stacks. Piyush Maheshwari Chief of Staff, Office of CEO 23 years of experience in setting up and overseeing offshore operations, M&A, Due diligence, Refinancing, Integration and ERP implementation. Leads client shared service delivery including F&A and other G&A shared services Sheetal Sawant Human Resources Focus on enhancing HR-business operating model to strengthen employee engagement, human resource strategy and policy, including talent management, employee benefits Murthy Suravarapu Marketing & Sales Leads the marketing & sales operations, including identifying new engagement models, reviewing Aeries’ Go-To-Market strategy, enhancing digital marketing and marketing collaterals. Maulik Doshi Finance Controller 16+ years of experience leading large-scale organizations through strategic & business transformation, enabling growth with financial stability and creating business value. Sachin Aghor Technology & Service Delivery Leads client Engineering operations and supports Digital Transformations using Robotic Process Automations (RPA), Custom Solution development, AI-based Data Analytics and Emerging technologies Salma Curmally Legal & Compliance 15+ years of experience in India & global legal and operations. Responsible for’ Corporate Legal Strategy and smooth functioning of Client related legal & compliance matters Nilesh Agrawal Business Systems & Applications Leads Business Systems & Applications practice providing consulting and service delivery for leading ERP, CRM, HCM, other applications (SAP, NetSuite, Oracle, Dynamics, SFDC etc.) Jay Bhansali PMO Leads Aeries' PMO function to provide a seamless customer experience and supplement Aeries' growth strategy, specially in Transitions, Process excellence & Project management space. Jitin Singh Anand Operations Responsible for streamlining Aeries Operations and ensuring issue resolution and smooth functioning, in addition to managing PMO, Talent Acquisition and Facilities Teams. Kiran Karupakula IT Strategy & Solutions Leads client IT operations across multiple geographies supporting enterprise IT Operations, IT Solutions, Transitions, Transformation, Cloud migrations & AI Ops Automations. Sudhir Kumar Talent Acquisition Over 18 years of experience across technology & building products. He has expertise on AI, ML, blockchain, quantum computing, AR/ VR along with a large variety of tech stacks. Vijay Kumar IT Business Solutions 25+ years in IT leadership, defining technology road map, solution designing for enterprise IT initiatives & technology infrastructure projects.

Digital Transformation Landscape

AERIES

We help partners drive their Digital Strategy by upskilling with Technology, Automation and Best Practices

Digital Transformation

ENHANCE
Customer Experience

- Customer Acquisition Automation
  - AI based Sales & Marketing Automation
- Customer Journey Mapping & Automation
  - Enhanced Customer Engagement
- Product Design Consulting
  - User Experience
  - Design Engineering

MODERNIZE
Operational Processes

- Business Applications (ERP, CRM et al.)
  - Consult, Implement, Operate, Monitor
- Decision Intelligence
  - Data Lake, Data Warehouse, AI/ML
- Cloud Infrastructure
  - Consult, Migrate, Operate, Monitor
- Modern IT Infrastructure
  - Shift Left & AI based IT Ops
- AI based Cybersecurity
  - SOC as a Service

EXPLORE
New Business Models

- Mobile First
- Marketplace
- Crowdsource
- Freemium
- Integrated Ecosystem
- Emerging Technologies
  - Blockchain
  - Crypto Economics
  - Metaverse

25

Aeries Service Offerings

AERIES

Digital Solutions

Outsourcing & Offshoring | Digital Transformation | Data & Analytics

Products & Platforms

Artificial Intelligence – ARIA , Smart Extract
Blockchain - ECOP (Enhanced Contracts Platform)
Productivity - Resource 360, AppsSuite

Innovation Labs

Metaverse | Blockchain | Artificial Intelligence

Our Functional Expertise

PEs & PortCos	Finance & Accounting	Product & Software Engineering
ISMS & Cybersecurity	IT Infrastructure	Business Systems & Applications
Customer Service	Service Delivery	General & Administrative

26

Digital Transformation Offerings – Engineering & Service Delivery

AERIES

Aeries Technology Delivery team acts as a Digital Transformation CoE for our clients.
The team collaborates with Aeries R&D Innovation Group to identify and build productized and re-usable IP for Aeries.

Custom Solutions

- Design Thinking to solve customer problem & build bespoke platforms.
- Collective experience in areas of (but not limited to) compliance management, legal document management, audit management, contract management and account management.
- Efficiently prototype and ideate though out the discovery phase, resulting in better alignment with our clients and delivery of MVP within 8 weeks.

Platforms

Perl, python, kubernetes, docker, Linux, Apache, MySQL, php, mongoDB, AngularJS, express, node

Data Sciences – AI Based Analytics

- Aeries Data Science Advisory practices interpretable machine learning: explanation of attributes impacting predictions and prediction scores, to understand impacting attributes.
- We collaborate with our client's functional teams through the following phases: Discover, Define, Build and Deploy.
- Aeries maps available data assets to the customer and product 360 deg view to build and deploy robust models to predict propensity to churn / renew / buy etc.

Platforms

python, TensorFlow, PyTorch, spaCy, Keras

Robotic Process Automation (RPA)

- Bots to automate multiple processes across F&A, Sales & Service Renewals, HR & Payroll, Customer Care and IT Operations
- Aeries has built robots to 1) interact with multiple web-based systems (Client ERPs, Outlook, SharePoint, Ticketing Systems, etc..), 2) perform complex operations such as extracting unstructured data from invoices, purchase orders (using Aeries SmartExtract) to improve efficiency and quality and cash flows

Platforms

Automation Anywhere, UiPath, blueprism

Service Delivery

- Industry specific process management
- Strong expertise in lift and shift & process improvements to provide significant savings
- Ability to quickly build expertise in client/business specific processes through discovery and documentation
- Well integrated digital transformation team helps realize further process improvements
- Omnichannel Customer Support Ability to support multiple languages for voice process through various geographies
- Ability to build get team operational in 6-8 weeks

Platforms

salesforce, Five9, servicenow, AVAYA

27

Digital Transformation Offerings - IT Infrastructure

AERIES

Industry and function agnostic with ability to setup/deliver IT Services & Security

Modern IT Infrastructure

- AI OPS, SDWAN
- Intelligent IT operations
- SaaS ITSM
- IT Infra Automation
- EUC- AI Self service Agents
- Incident – Prob- Ch Mgmt.
- MDM & Proactive Support
- Automated Alerts, Reports

Managed Services 24/7/365

- Cloud Contact center Sol
- Global Serv Desk NOC - SOC
- Remote / VIP Support
- Gov Risk & Compliance
- Cloud Maintenance & Support
- Backup & Disaster Recovery

Managed Cloud Services

- Infrastructure Management
- Azure, AWS, Google Cloud
- Cloud Transformation, Network Refresh
- Migration, DR& BCP
- Security Monitoring, Services and Support
- Billing and Optimization
- Automation and Integrations

SOC & GRC

- Build| Manage 24/ 7 SOC|SOC Maturity Assessment |Red Team
- Zero Trust, DLP & Endpoint
- Integrated IAM | Cloud IAM | Privilege IAM | Identity Life Cycle Management
- Logs & Audits Conditional Access Control Compliance

Platforms

servicenow, freshservice, zscaler, FORTINET, CISCO, amazon webservices, Qualys, ManageEngine, ZABBIX

28

Aeries Operations Excellence & Transformation Framework Value Time Lift and Shift + Optimization Transformation Aeries Operations Excellence & Transformation Services acts as a layer over its core outsource operations and provides business process re-engineering consulting and technology solutions enabled transformations CLIENT DEDICATED FUNCTIONAL TEAM AERIES CORE TEAM AERIES TRANSFORMATION TEAM INCREASED EFFICIENCY IMPROVED QUALITY CLIENT + AERIES GOVERNANCE LAYER OPTIMIZED COST STABILIZE Process mapping & documentation Process metrics definition ‘On the fly’ process optimization Performance reporting setup Transition risk planning Engagement governance setup LIFT AND SHIFT + IMPROVE Process improvement Productivity mapping & capacity optimization Project driven process optimization Best practices, tools & benchmarks Custom solutions development Knowledge lifecycle management OPTIMIZATION TRANSFORM Process re-engineering, consolidation, integration RPA for efficiency & cost optimization AI driven Data Analytics based decision making Business resilience through IT transformation Product Management / Re-engineering Consulting TRANSFORMATION New Business Models

Collaborative Approach to Governance Functions Performed STRATEGIC MANAGERIAL Steering Committee Overall direction setting, approvals and leadership Program Management Overall responsibility for delivery of Implementation project, joint status reviews, first level of escalation, Ensuring timely sign-offs Exec Team Exec Team Director, VPs Business Process Owners VISION Provide relationship vision & leadership Provide thought leadership Promote partnership and growth Resolve escalated issues OPERATION Day-to-day activities, Discussions, interactions, issue clarifications, sign-off Design, develop, test, support Aeries Business Heads Daily Execution Responsible for status checks & day to day issue resolution Level of Participation Weekly/Monthly Meeting Daily/Weekly Meeting (Regular cadence) Daily Cadence OPERATIONAL Manager FTEs Managers End Users CoE Head CoE Head DECISION Monitor, track the progress of the program Ensure team participation Monitor, manage, and control risk Manage stakeholder communications Plan for continuous improvement Aeries Client

AI based Analytics - Customer Churn Propensity Analysis

AERIES

ABOUT THE CLIENT: The client is a US-based leading provider of managed services, delivering unified communications, managed IT & network connectivity.

HIGH-LEVEL PROJECT OBJECTIVE

Develop a churn propensity model to identify customers with a high risk of churn, enabling opportunities to actively reduce attrition

BACKGROUND INFORMATION/CONTEXT

The project ran 100% virtually, due to COVID-19

Churn accounts for $7-8M in lost revenue on an annual basis

Modest reductions in churn can have a material impact on revenue performance and extend the "tail" of profitable legacy customers

This initiative is one component of a broader programmatic approach to churn reduction, inclusive of:
- defining a Customer Success function, hiring SVP Customer Success, customer contract changes, process improvements, compensation adjustments, and behavioral/cultural changes

RESULTS

~450 'High-risk' Customer Accounts provided to Account Managers for action

$6.1M Annual Revenue	**≥ 65%** Churn Scores

Initial outreach Results

$75K New Bookings	**$78K** Open Proposals

PROJECT SCOPE & APPROACH

Model Performance

Accuracy[1]	97%
Precision[1]	92%
Recall[1]	94%



Data Collection
Initial Data Examination
Exploratory Data Analysis
Feature Engineering
Model Development
Model Deployment
3 phases evolved from 6 features and 73% accuracy to 30 features and 97% accuracy of model
CLIENT + AERIES GOVERNANCE LAYER

13-week project, with three distinct modeling phases. Continuous delivery and visibility to the client

1. Aeries worked with the client to devise a churn propensity model and focused on integrated voice and data customers ($6.1M in annual revenue), given relatively high churn propensity & increased $-potential for churn avoidance.

Aeries – Highly Confidential

Custom Solutions - Global Tax Compliance Solution for a Telco Company ABOUT THE CLIENT: The client is a global technology company, that markets and sells to communications service providers and to enterprises. CHALLENGES The client was facing the following challenges with the tax compliance software they were using: Expansion constraints effected the scalability of the client at each stage. Security and confidentiality concerns, as data was stored on the software server. Limited scope of customization: for any change or addition of an entity, the client had to contact the software provider each time. Hence, the client had a limited number of entities in the software and tracked the rest manually. Admin access was unavailable, and the client incurred additional cost for each change and data addition. SOLUTION OUTCOMES The workflow management tool along with new features, enhancements and client feedback was built in 30 days. The solution ensured that the cost for the client reduced significantly, as there was just a one-time charge for the solution, along with a nominal maintenance charge. The Client was able to handle all its entities on a single software, which improved efficiency. Live dashboard was available to get a status of all entities. Zero compliance misses reported. Aeries built a white-labelled solution for tax compliance, which was customized to the needs of the client. The solution was dynamic, which could scale with the increasing needs of the client. It was available entity wide, with an incorporated ability to edit and add entities. Security concerns were solved, as the solution ran securely on the client’s intranet. Hence, their data was under their control. The solution had the ability to import data in multiple formats. There was also an ability to send notification email to all the stakeholders. CLIENT SPEAK Role based access was made available, giving the client the option to work with consultants. Thank you, Aeries team, for the great work done. It’s been a great pleasure working with you. The team is very responsive and are great problem solvers. With this solution we will never again miss another deadline.

Next Gen Tech – Blockchain based lending using Smart Contracts

AERIES

ABOUT THE CLIENT: The client is a leading mobile-based lending platform.

CHALLENGES

To build a secure peer to peer money transfer solution using a distributed trust platform.

SOLUTIONS

- Aeries built a blockchain based solution which uses Distributed Ledger enabled Digital Tokens using Smart Contracts on the client's lending platform.`
- The Distributed Ledger Technology allows the platform to record transactions in a secure and transparent manner by creating an immutable audit trail.
- The platform has been designed to function as a shared infrastructure across customers, multiple external stakeholders, including regulators, credit bureaus and potentially other parties interested in participating in the distributed infrastructure
- Smart Contract based Distributed Ledger records all lending transactions in an open and transparent manner, thus allowing the fintech company and the borrower to execute a trusted lending transaction that is
- The key innovation also involves tokenizing the loan amounts borrowed by the customers into Smart Contract Digital Tokens which are stored on the Ledger and accessible by the customer in the app.
- All transactions are securely and accurately stored on the distributed ledger using advanced cryptography and can be accessed only by password protected crypto keys.

OUTCOMES

- **Client announces market release of a peer-to-peer money transfer solution.**
- **Safe, secure and transparent transactions enabled by Blockchain infrastructure.**

PROCESS FLOW



Customer borrows from client
App
1,00,000 Tokens credited
Money transferred to customer in the form of Tokens (Digital Token)
Smart Contract
Transaction gets registered on a Smart Contract based Distributed Ledger Technology
App
Transfer to bank
Bank
50,000 tokens restored to bank account
Transaction gets registered on a Smart Contract based Distributed Ledger Technology
Customer can transfer the tokens to another person OR restore the tokens in his bank in the form of cash
Buddy Transfer
Customer 2
App
Transfer to bank
Bank
50,000 tokens restored to bank account

Aeries – Highly Confidential

Robotic Process Automation - Automated Accounts Payable Process

ABOUT THE CLIENT: The client is a mid-sized technology company in e-commerce space with F&A under Shared Service supporting its decentralized global operation.

CHALLENGES

- Traditionally, the client would manually perform repetitive tasks in the Accounts Payable process, such as download the invoices, register the invoices into ERP and match the invoices with the PO.
- The invoices were in multiple formats from vendors, and the data needed to be extracted from these invoices to be input into the ERP.
- The entire process of extraction and registration of data was done by humans, and the client desired to implement an automated system to manage this process.

SOLUTIONS

Aeries documented the existing workflow and approval mechanism to get end to end understanding of the process.

After multiple walkthroughs & discussions, identified the principal problems:

- Time taken to process each invoice
- Keeping track of invoices routed through different stages for approval, making the overall process inefficient.

Aeries identified multiple document imaging solutions with integrated workflow management, as well as ERP modules and internal automations as potential solutions.

Basis client consensus, 3rd party workflow management has been successfully implemented.

OUTCOMES

- **Complete automation of 60% of total invoice volume resulted into no human intervention for data extraction and ERP update**
- **Month close process which was completed on BD 3 has been reduced to BD 1**
- **Higher accuracy with lesser manual intervention**
- **Successfully able to downsize the AP clerks by 60%**

PROCESS FLOW



Automated Workflow
TIF
OCR Platform
Extraction of required data fields
Text
ERP
API
Enter invoice details into ERP & Validate with PO
AP mailbox

Aeries – Highly Confidential

Customer Experience Aeries has been a strategic partner for us since 2015. We started with an engagement for Engineering and R&D across all of our product lines. Aeries displayed an exemplary understanding of the niche and critical nature of our business, and we expanded the scope of our partnership to include IT support, business applications, customer support and most recently accounting and finance operations. Aeries brought the benefits of operating as a seamless extended arm of Stratus under their ‘purpose-built’ model. This has worked wonderfully for us. We are extremely happy with the collaboration and the quality of work from Aeries. WALTER LOH Chief Financial Officer In 2021, we engaged Aeries to assist us with establishing a cross-functional ‘Center of Excellence (COE)’ for our Engineering, Product Management, IT, Client Services and Finance functions. In a matter of 9 months, Aeries helped us consolidate our global workforce from Eastern Europe and India with 160+ resources while also opening a new office location in Bangalore. As part of Aeries’ “purpose-built model” the team is working as a seamless extension of Alegeus with unified processes governing quality & customer satisfaction. Aeries has demonstrated that it’s truly a trusted partner in setting up & managing global delivery operations. Our partnership is working extremely well, and I’m sure we will see greater success as we move forward. JOHN DEFEO Chief Technology & Operations Officer In a matter of 12 months, we expanded to 150+ resources provided by Aeries, across functions such as R&D, IT, F&A and Payroll Processing. Their dedicated delivery model has been the perfect solution for us to explore global operations, while maintaining close control & visibility on the quality of people hired, all from branded offices in India. The Aeries team has been a great value partner for us. CHRISTINA CLOHECY Chief Finance Officer

Talent Acquisition: Differential Strategy Well Defined and flexible Hiring Process/ Policy Emphasis on “Hire Right” - assessment on both technical and behavioral fitment Metrics driven, recruitment analytics for monitoring/ reporting Employer branding through videos, targeted campaigns on social media platforms Emphasis on positive hiring experience for both hiring managers and candidates Collaborative Interview, Selection and On-boarding process BEST PRACTICES Dedicated Hiring Team Calibration on the requirements Detailed Market Study Develop Sourcing & Screening Plan Initiate Hiring Screening/ Assessment Release Offers Onboarding Candidate Engagement Client Engagement Process Flow Domain specialist hiring vendors in different geographies Job boards, Social Media Wide talent reach – top organizations & universities Focused employee referral campaigns, recruitment drives DIVERSIFIED SOURCING CHANNEL Experienced domain specialists assigned to each BU Trained on interviewing skills, behavioral assessment Understanding on labor market/trends Regular training/upskilling interventions Dedicated RCs to handle all transactional tasks EXPERT RECRUITERS Advanced applicants tracking system AI/ML enabled CV screening for faster process Digital selection platform CUTTING EDGE TECHNOLOGY

Building High Performance Culture and Providing Growth for Retention Right Hiring Lateral hiring with stringent selection criteria for e.g.: online coding test etc. Regular campus hiring (as per biz requirements) for Graduate training programs Sponsor meetups to attract right tech talent L&D and Innovation Learning and development plan aligned with biz requirements Access to platforms such as LinkedIn learning / Udemy, etc. Create programs to encourage innovation by filing patents and rewarding innovator PMS and R&R Well defined KPI for each employee and regular performance assessment  Reward and Recognition to promote healthy competition Use of Performance Improvement Plans when required Process to weed out bottom performers Growth Create opportunities by internal position movement Create opportunities through performance management. Provide clear career growth plan High-Performance Teams Build high performance teams Improved mix of Senior and Mid level engineers over the period Improved cost L&D – Learning & Development | PMS – Performance Management System | R&R – Rewards & Recognition Close Alignment with Client’s People Philosophy at every Employee Lifecycle step to drive Engagement, Culture and Value Integration & Recognition Low Attrition High Employee Satisfaction Aligned Global Teams Seamless operations High Customer Satisfaction

Aeries Talent Pool > 1500 Employees as on Dec 2022 Hiring average 80+ per month 100 + 125 of our employees were promoted in 2022 as part of the collaborated appraisal cycle with the clients 56% Engineers 8% 2020-22 Attrition at Aeries [compared to CY2021 market average of 15%) 3rd Of our employees are in senior critical roles  within a client’s global teams (e.g. SMEs, Team Leads, Managers, Senior Management) 9yrs Average years of industry experience for our Employees (38% are over 10+ years of industry experience)

Purpose-Driven with High Ethical Standards Our core "Values" hold us together as an organization and help us in achieving our Goals Collaboration Transparency Innovation Accountability Integrity Customer Centricity I take ownership and responsibility for my words, actions, and results, that leads to building trust with internal and external stakeholders. I believe in always doing the right thing and act with virtue to make ethical choices that are in the best interests of our organization and clients. I aim to provide pioneering services and solutions through an ‘out-of-the-box’ mindset, and a persistent inclination to challenge and improve the status-quo. I am honest and open in my business dealings, transactions and communications, taking care to protect the confidentiality of the organization and our clients. I work with my colleagues at Aeries as well as with my client counterparts as one team, supporting and recognizing each other’s strengths, to achieve the collective goal of Aeries and of our clients. I treat my customer as the most important part of our business, ensuring that the work I do delivers value to them; with a flexible, transparent and responsive approach that is the Aeries’ ‘one-team’ culture.

Environmental, Social, and Governance (ESG) Aeries is committed to a holistic approach to sustainability that covers managing risks and opportunities towards environmental, social and governance parameters. Environmental Social Governance Profile Factors Aeries considers the protection of natural resources and reduction of carbon footprint as its responsibility, as we carry out our business operations in a sustainable manner, to minimize the environmental impact of its business activities. Striving for positive social change has always been at the heart of Aeries’ purpose, culture and work. In addition, Customer Engagement is a critical part of Aeries core values to provide best value, individual approach, and agility to each of our clients. At Aeries, creating a robust governance structure and oversight is in its DNA. Our code of conduct, core values and focus on cyber security govern our way of working and help us achieve our goals in accordance with corporate governance practices.

Value creation for stakeholders - Clients For Clients – Owners and management stakeholders Margin Expansion: Providing Cost Savings through global resource utilization and process optimization Operational Excellence: Providing best in class talent, best practices Business Expansion: Ability to expand global locations for talent and business capabilities. Improving time-to-market Digital Transformation: Digital First solutions to help client achieve their objectives Future Readiness For ever shortening business cycle WE ARE PART OF THE PLAYBOOK FOR VALUE CREATION FOR OUR PRIVATE EQUITY PARTNERS

Lower Cost Structure Lower cost structure – sustained throughout full relationship, not one time Unique engagement model provides cost transparency & discipline for clients Best in class talent with lowest cost structure for clients. In our internal analysis and based on client feedback, we have seen cost savings up to 30% compared to competitors As per clients and based on our assessment, clients save ~65% cost for comparable US based resources Best practices, process optimization and digital transformation keeps the cost of operations optimized Better pricing for our customers Consistent, predictable Revenue, collection & Margins for Aeries Pre-defined exit clause provides transparency for clients and creates stickiness for Aeries

Adjusted EBITDA Reconciliation Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure. We present Adjusted EBITDA as a supplement measure of our performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. We define Adjusted EBITDA as net loss (income) plus (a) income tax expense, (b) interest expense, net, (c) depreciation and amortization and (d) Other Income. We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because: securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities; and it is used by our management for internal reporting and planning purposes, including aspects of our consolidated operating budget and capital expenditures Additionally, the financial information includes forward-looking information, which provide our current expectations or forecasts of future events, including those relating to the business combination. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control or the control of Aeries) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations include: it does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments or foreign exchange gain/loss; it does not reflect changes in, or cash requirements for, working capital; it does not reflect significant interest expense or the cash requirements necessary to service interest or principal payments on our outstanding debt; it does not reflect payments made or future requirements for income taxes; and although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or paid in the future and Adjusted EBITDA does not reflect cash requirements for such replacements or payments The pre-adjusted financial information in this slide is prepared in accordance with local GAAP. Investors are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. $ in million CY 2021 A CY 2022 E CY 2023 E CY 2024 E Profit for the year $4.9 $5.1 $12.2 $27.1 Other income -$2.9 -$0.1 $0.0 $0.0 Finance costs $0.4 $0.2 $0.1 $0.1 Depreciation and amortization expense $1.9 $1.3 $1.0 $1.8 Taxes $1.0 $1.7 $3.6 $8.1         EBIDTA $5.3 $8.2 $16.9 $37.1 Adjustments (+) Non Core expenses $0.2 $0.1 $0.0 $0.0 Adjusted EBITDA $5.5 $8.3 $16.9 $37.1 Note: The company follows fiscal year as Financial Year. CY Financials are unaudited, prepared using estimates and represent forward looking information, and is for illustrative purposes only ,and should not be relied upon as necessarily being indicative of future results